UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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GULF & ORIENT STEAMSHIP COMPANY, LTD.

(Name of Registrant as Specified in Its Charter)

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Gulf & Orient Steamship Company, Ltd.

2560 Greensboro Drive

Reno, NV 89509

(775) 224-4700

TO THE STOCKHOLDERS OF GULF & ORIENT STEAMSHIP COMPANY, LTD.:

Our Board of Directors (the “Board”) has called and invites you to attend a Special Meeting of Stockholders (the “Meeting”) of Gulf & Orient Steamship Company, Ltd. (together with any subsidiaries, the “Company”, “Gulf & Orient”, “we”, “us” or “our”).  This Meeting will be held on March 25, 2019 at 10:00 a.m. Pacific Time at Airport Plaza Hotel, 1981 Terminal Way, Reno, NV 89502.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Meeting.

The proposals to be voted on at the Meeting have been unanimously adopted by our Board of Directors.  Vincent C. Lombardi, our CEO and President, and Gregg W. Koechlein, our CFO, COO, Secretary and Treasurer, have tentatively agreed to vote in favor of the proposals at the Meeting of our Stockholders set for March 25, 2019.  Mr. Lombardi owns 8,550,000 shares or approximately 42.3% of our outstanding voting securities.  Mr. Koechlein owns 3,250,000 shares or approximately 16.1% of our outstanding voting securities.  On a combined basis they collectively own 11,800,000 shares or approximately 58.4% of our outstanding voting securities   No other votes are required or necessary to adopt the Proposals, if Mr. Lombardi and Mr. Koechlein both vote in favor thereof.  For that reason we are not requesting any Proxies from any of our Stockholders.

You may vote your shares at the Meeting in person or by Proxy by signing, dating, and returning your Proxy in the enclosed envelope.  Your stock will be voted in accordance with the instructions you have given in your Proxy.

Thank you for your continued support.

Sincerely,

By:	/s/ Vincent C. Lombardi
Vincent C. Lombardi
President and Chief Executive Officer March 1, 2019

Gulf & Orient Steamship Company, Ltd.

2560 Greensboro Drive

Reno, NV 89509

(775) 224-4700

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 25, 2019

Dear Gulf & Orient Steamship Company, Ltd. Stockholder:

Gulf & Orient Steamship Company, Ltd. (together with any subsidiaries the “Company”), “Gulf & Orient”, “we”, “us” or “our”) will hold a Special Meeting of Stockholders (the “Meeting”).  The Meeting will be held on March 25, 2019 at 10:00 a.m. Pacific Time at Airport Plaza Hotel, 1981 Terminal Way, Reno, NV 89502, for the following purposes:

1.

 To authorize an Amendment and Restatement to our Articles of Incorporation (the “Articles”) which makes the following changes (“Amendments”):

a.	Amend Article I to change our corporate name from Gulf & Orient Steamship Company, Ltd. to High Sierra Technologies, Inc. (the “Name Change”);
b.

Amend Article III, Section 1 to change the Specific Purposes of the Company to read as follows: “A. To license any and all technologies and intellectual property, of any nature whatsoever, owned by the Corporation or that this Corporation has acquired rights thereto.  B. To engage in the growing, harvesting, and processing of any and all agricultural products, of any nature whatsoever.  C. To engage in the design and manufacturing of any and all machinery and/or equipment to be used in the growing, harvesting, and processing of any and all agricultural products, of any nature whatsoever.” (the “Specific Purpose Change”);

c.

Amend Article VI to add a new Section 3 which reads as follows: “Section 3. Stockholder Action Without a Meeting.  Any action which may be taken at any annual or special meeting of Stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted” (the “Stockholder Consent Provision”);

d.

Amend Article VII to change the current principal office of the Company to 2560 Greensboro Drive, Reno, Nevada 89509, and to update the current registered agent and registered address information (the “Current Information Provision”);

e.	Delete old Article VIII which described the name and address of the initial incorporator of the Company, and renumber the remaining Articles accordingly (the “Initial Incorporator Deletion”); and
f.

Amend renumbered Article VIII (formerly Article IX) Section 1 which named the initial director of the Company and his address to delete that information and also to delete the portion that reads “provided, however, the initial Board of Directors shall consist of one person below-named to manage the affairs of the Corporation until such time as he resigns or his successor is elected by a majority vote of the shareholders.” (the “Initial Director Deletion”)

2.

To transact any other business that may properly come before the Meeting.

As of the date of this Notice, the Board of Directors is not aware of any other business to come before the Meeting.

The holders of record of the Company’s common stock (“Common Stock”), at the close of business of March 1, 2019 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting with respect to the Amendments and any other business that properly comes before the meeting.  The holders of record of at least a majority of the shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy in order to have a quorum and conduct valid Stockholder business at the Special Meeting.  Two Stockholders of the Company (Vincent C. Lombardi and Gregg W. Koechlein) who collectively own approximately 58.4% of the issued and outstanding shares of the Company’s common stock have indicated their intention to vote their shares in favor of the Amendments, so the Amendments should be approved at the meeting.

By: Order of the Board of Directors

Date:  March 1, 2019

/s/ Vincent C. Lombardi

Vincent C. Lombardi

Chief Executive Officer and President

Gulf & Orient Steamship Company, Ltd.

2560 Greensboro Drive

Reno, NV 89509

(775) 224-4700

March 1, 2019

PROXY STATEMENT

INTRODUCTION

Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14A promulgated thereunder, the notice and this proxy statement (this “Proxy Statement”) will be mailed on or about March 6, 2019 to the Stockholders of record, as of March 1, 2019 (the “Record Date”), of Gulf & Orient Steamship Company, Ltd., a Colorado corporation (hereinafter referred to as “we,” “us,” “our,” “Gulf & Orient” or the “Company”). This Proxy Statement is being furnished to our Stockholders regarding proposed Amendments to our Articles of Incorporation (“Articles”) that will change our name, change the specific purpose of the Company stated in our Articles, will allow our Stockholders to take action by written consent of less than all of our Stockholders, update information concerning the current principal office location of the Company and the name and address of our current registered agent, delete information concerning our initial incorporator, and delete information concerning our initial director and certain information concerning our initial Board of Directors.

All of the proposed Amendments to our Articles described below have been unanimously approved and adopted by our Board of Directors. The Board of Directors recommends that you vote in favor of each of the Amendments.  Vincent C. Lombardi, our CEO and President, and Gregg W. Koechlein, our CFO, COO, Secretary and Treasurer, have tentatively agreed to vote in favor of these Amendments at the Special Meeting of our Stockholders set for March 25, 2019 (the “Meeting”).  Mr. Lombardi owns 8,550,000 shares or approximately 42.3% of our outstanding voting securities.  Mr. Koechlein owns 3,250,000 shares or approximately 16.1% of our outstanding voting securities.  On a combined basis they collectively own 11,800,000 shares or approximately 58.4% of our outstanding voting securities   No other votes are required or necessary to adopt the Amendments, if Mr. Lombardi and Mr. Koechlein both vote in favor thereof.  For that reason we are not requesting any Proxies from any of our Stockholders.

On or about March 6, 2019, this Proxy Statement, together with the related Proxy, is being mailed to our Stockholders of record as of the Record Date.

The proposed Amendments to our Articles include the following:

a. Amend Article I to change our corporate name from Gulf & Orient Steamship Company, Ltd. to High Sierra Technologies, Inc. (the “Name Change”);

b.

Amend Article III, Section 1 to change the Specific Purposes of the Company to read as follows: “A. To license any and all technologies and intellectual property, of any nature whatsoever, owned by the Corporation or that this Corporation has acquired rights thereto.  B. To engage in the growing, harvesting, and processing of any and all agricultural products, of any nature whatsoever.  C. To engage in the design and manufacturing of any and all machinery and/or equipment to be used in the growing, harvesting, and processing of any and all agricultural products, of any nature whatsoever.”  (the “Specific Purpose Change”);

c.

Amend Article VI to add a new Section 3 which reads as follows: “Section 3. Stockholder Action Without a Meeting.  Any action which may be taken at any annual or special meeting of Stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted” (the “Stockholder Consent Provision”);

d.

Amend Article VII to change the current principal office of the Company to 2560 Greensboro Drive, Reno, Nevada 89509, and to update the current registered agent and registered address information (the “Current Information Provision”);

e. Delete old Article VIII which described the name and address of the initial incorporator of the Company, and renumber the remaining Articles accordingly (the “Initial Incorporator Deletion”); and

f.

Amend renumbered Article VIII (formerly Article IX) Section 1 which named the initial director of the Company and his address to delete that information and also to delete the portion that reads “provided, however, the initial Board of Directors shall consist of one person below-named to manage the affairs of the Corporation until such time as he resigns or his successor is elected by a majority vote of the shareholders.” (the “Initial Director Deletion”)

The Name Change, Specific Purpose Change, Stockholder Consent Provision, Current Information Provision, Initial Incorporator Deletion and Initial Director Deletion are hereinafter collectively referred to as the (the “Amendments”).

RECORD DATE; VOTING SECURITIES AND REVOCABILITY OF PROXIES

Only Stockholders of record at the close of business on the Record Date, are entitled to vote at the Meeting and at any adjournment or postponement thereof.  As of the Record Date, our authorized capital stock, no par value per share, consisted of 50,000,000 shares of Common Stock and 5,000,000 shares of our non-voting Preferred Stock.

As of the Record Date, there were issued and outstanding approximately 20,189,642 shares of Common Stock held by approximately 55 holders of record and 0 shares of Preferred Stock.  Stockholders may vote in person or by proxy.  Holders of our Common Stock are entitled to one vote per share on the proposals presented in this Proxy Statement.  In order for a valid Stockholder meeting to occur at which Stockholders may approve various matters or actions, we must have a majority of the issued and outstanding shares of our Common Stock represented in person or by proxy at the Meeting (a “Quorum”).  That means that we must have at least 10,094,822 shares of our Common Stock represented at the Meeting.

As described above, Vincent C. Lombardi, our CEO and President, and Gregg W. Koechlein, our CFO, COO, Secretary and Treasurer, have tentatively agreed to vote in favor of these Amendments at the Special Meeting of our Stockholders set for March 25, 2019 (the “Meeting”).  Mr. Lombardi owns 8,850,000 shares or approximately 42.3% of our outstanding voting securities.  Mr. Koechlein owns 3,250,000 shares or approximately 16.1% of our outstanding voting securities.  On a combined basis they collectively own 11,800,000 shares or approximately 58.4% of our outstanding voting securities   No other votes are required or necessary to adopt the Amendments, if Mr. Lombardi and Mr. Koechlein both vote in favor thereof. For this reason, our management is not requesting any proxies.  The votes of Mr. Lombardi and Mr. Koechlein will be sufficient to approve the proposed Amendments which appear in our proposed Amended and Restated Articles of Incorporation.

All properly completed Proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given.  You may vote in favor of, against, or you may abstain from, voting on each proposal.  You should specify your respective choice on the Proxy.  If you do not give specific instructions with regard to the matters to be voted upon, the shares of Common Stock represented by your completed Proxy will be voted in accordance with the Board of Director’s recommendation.  You may submit your voting instructions and exercise your right to vote as a stock holder.

You may revoke your Proxy and reclaim your right to vote up to and including the day of the Meeting by giving written notice of your revocation to the Secretary of the Company, by timely delivery of a later dated Proxy or by voting in person at the Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to:  Secretary, Gulf & Orient Steamship Company, Ltd., 2560 Greensboro Drive, Reno, NV 89509.

STOCKHOLDER LIST

For a period of at least 10 days prior to the Meeting, a complete list of Stockholders entitled to vote at the Meeting will be available at the principal executive offices of the Company located at 2560 Greensboro Drive, Reno, Nevada 89509, so that Stockholders may inspect the list for proper purposes.

EXPENSES

The costs of preparing, printing and mailing this Proxy Statement will be borne by the Company.

STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Proxy Statement to multiple Stockholders sharing an address unless we have received contrary instructions from one or more of the Stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a Stockholder at a shared address to which a single copy of the Proxy Statement is delivered. A Stockholder can notify us that the Stockholder wishes to receive a separate copy of the Proxy Statement by contacting us at the address or phone number set forth above. Conversely, if multiple Stockholders sharing an address receive multiple Proxy Statements and wish to receive only one, such Stockholders can notify us at the address or phone number set forth above.

NO DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Proxy Statement.

PROPOSAL I

AMENDMENT AND RESTATEMENT OF OUR ARTICLES TO CHANGE OUR CORPORATE NAME

BACKGROUND AND PURPOSE OF THE NAME CHANGE

General

Our Board of Directors has unanimously approved Proposal I, and recommends to our Stockholders that they approve Proposal I. Our Board of Directors has discretion to abandon Proposal I prior to its effectiveness.

Reasons for Proposed Name Change

We are proposing to change our name from Gulf & Orient Steamship Company, Ltd. to High Sierra Technologies, Inc.  Our Board of Directors’ primary reason for approving and recommending the Name Change is part of our rebranding and marketing efforts focused on our new business acquired when the Company acquired High Sierra Technologies, Inc., a Nevada corporation on December 31, 2018.  For a description of our new business, refer to our Form 8-K Current Report filed on January 2, 2019.

Potential Effects of Proposed Name Change

The Name Change will affect all holders of our Common Stock uniformly. The Name Change is not intended to, and will not, affect any Stockholder’s percentage ownership interest in our Company.

The Name Change will not change the terms of our Common Stock. After the Name Change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable. In addition, we plan to change our stock symbol and CUSIP number as a result of the name change. Stockholders will not be requested to surrender for exchange any stock certificates they hold. On and after the effective date of the Name Change, the stock certificates representing the pre-Amendment shares will continue to be valid. Following the effective date of the Amendments, newly issued stock certificates will bear the Company’s new name, but this will not affect the validity of stock certificates already outstanding.

Vote Required

Pursuant to Colorado Revised Statutes Sections 7-110-103 and 7-107-206, the approval of the Name Change requires a majority of our outstanding voting capital stock to vote in favor of the Name Change.

PROPOSAL II

AMENDMENT AND RESTATEMENT OF OUR ARTICLES TO CHANGE THE SPECIFIC BUSINESS PURPOSE

General

Our Board of Directors has unanimously approved Proposal II, and recommends to our Stockholders that they approve Proposal II. Our Board of Directors has discretion to abandon Proposal II prior to its effectiveness.

Reasons for Proposed Change of Specific Business Purpose

Article III, Section 1 of our initial Articles reads as follows:

Section 1. Specific Purposes

A. To engage in the business of marine transportation.

B. To provide ocean going shipping of goods internationally.

The Company does not engage in the business of marine transportation, nor does it provide ocean going shipping of goods internationally.  It has no plans to do so in the future.  For that reason, our Board of Directors desires to amend this provision in our Amended and Restated Articles to read as follows:

Section 1. Specific Purposes

A. To license any and all technologies and intellectual property, of any nature whatsoever, owned by the Corporation or that this Corporation has acquired rights thereto.

B. To engage in the growing, harvesting, and processing of any and all agricultural products, of any nature whatsoever.

C. To engage in the design and manufacturing of any and all machinery and/or equipment to be used in the growing, harvesting, and processing of any and all agricultural products, of any nature whatsoever.

The Board of Directors believes that the proposed Amendment of this provision will add a better and more accurate description of the business of the Company, and delete the old description which no longer applies.

Potential Effects of Proposed Specific Business Purpose Change

The Proposed Specific Business Purpose Change will affect all holders of our Common Stock uniformly. The change is not intended to, and will not, affect any Stockholder’s percentage ownership interest in our Company.

The Proposed Specific Business Purpose Change will not change the terms of our Common Stock. After the change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable.

Vote Required

Pursuant to Colorado Revised Statutes Sections 7-110-103 and 7-107-206, the approval of the Proposed Specific Business Purpose Change requires a majority of our outstanding voting capital stock to vote in favor of the change.

PROPOSAL III

AMENDMENT AND RESTATEMENT OF OUR ARTICLES TO ADD A STOCKHOLDER CONSENT PROVISION

General

Our Board of Directors has unanimously approved Proposal III, and recommends to our Stockholders that they approve Proposal III. Our Board of Directors has discretion to abandon Proposal III prior to its effectiveness.

Reasons for Amendment to Add a Stockholder Consent Provision

We are proposing to add a new Section 3 to Article VI of our Amended and Restated Articles which will read as follows:

“Section 3. Stockholder Action without a Meeting.  Any action which may be taken at any annual or special meeting of Stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted.”

Section 7-107-104 of the Colorado Code generally provides that obtaining approval of the Stockholders of a Colorado corporation by written consent requires that all of the Stockholders entitled to vote on the matter must approve the matter in writing, unless the company’s articles of incorporation provide otherwise.

Under the proposed Amendment to adopt a Stockholder Consent Provision, we could solicit a limited number of consents (less than 10) for a particular action requiring a vote of our Stockholders to ensure its adoption without going to the expense of a proxy statement and the holding of a Stockholder meeting, and then advise the Stockholders of the approval and effective date of the action in an information statement filed with the U.S. Securities and Exchange Commission and mailed to our Stockholders.

Potential Effects of Proposed Amendment to Add a Stockholder Consent Provision

The Proposed Amendment to add a Stockholder Consent Provision will affect all holders of our Common Stock uniformly. The change is not intended to, and will not, affect any Stockholder’s percentage ownership interest in our Company.

The Proposed Amendment to add a Stockholder Consent Provision will not change the terms of our Common Stock. After the change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable.

Vote Required

Pursuant to Colorado Code Sections 7-110-103 and 7-107-206, the approval of the Proposed Stockholder Consent Provision requires a majority of our outstanding voting capital stock to vote in favor of the change.

PROPOSAL IV

AMENDMENT AND RESTATEMENT OF OUR ARTICLES TO CHANGE THE CURRENT INFORMATION PROVISION

General

Our Board of Directors has unanimously approved Proposal IV, and recommends to our Stockholders that they approve Proposal IV. Our Board of Directors has discretion to abandon the Proposal IV prior to its effectiveness.

Reasons for Proposed Change of the Current Information Provision

Presently Article VII of our initial Articles reads as follows:

Registered and Initial Principal Office and Registered Agent

The registered office and initial principal office of the Corporation is located at 1291 South Lincoln Street, Denver, Colorado 80210, and the name of the registered agent of the Corporation at such address is Edward H. Hawkins.

The Board of Directors has proposed to amend Article VII of the Amended and Restated Articles to read as follows:

Principal Office and Registered Agent

As of the date of these Amended and Restated Articles of Incorporation, the principal office of the Corporation is located at 2560 Greensboro Drive, Reno, NV 89509, and the name of the registered agent of the Corporation is Corporation Service Company having a registered office address of 1900 W. Littleton Boulevard, Littleton, CO 80120.

The Board of Directors has proposed this Amendment to update the current information in the Articles concerning the location of the Company’s principal office and to state the current information concerning the Company’s current registered agent and location of registered office in the State of Colorado.

Potential Effects of Proposed Change of the Current Information Provision

The Proposed Change of the Current Information Provision will affect all holders of our Common Stock uniformly. The change is not intended to, and will not, affect any Stockholder’s percentage ownership interest in our Company.

The Proposed Change of the Current Information will not change the terms of our Common Stock. After the change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable.

Vote Required

Pursuant to Colorado Revised Statutes Sections 7-110-103 and 7-107-206, the approval of the Proposed Change of the Current Information requires a majority of our outstanding voting capital stock to vote in favor of the change.

PROPOSAL V

AMENDMENT AND RESTATEMENT OF OUR ARTICLES TO DELETE THE INITIAL INCORPORATOR PROVISION

General

Our Board of Directors has unanimously approved Proposal V, and recommends to our Stockholders that they approve Proposal V. Our Board of Directors has discretion to abandon Proposal V prior to its effectiveness.

Reasons for Proposed Change for the Initial Incorporator Deletion

Article VIII of our initial Articles reads as follows:

Incorporator

The name and address of the Incorporator is Edward H. Hawkins, 1291 South Lincoln Street, Denver, Colorado 80210.

The Board of Directors has proposed to delete this Article VIII in its entirety and to renumber the remaining Articles of the Amended and Restated Articles of Incorporation.

The Board of Directors has proposed this Amendment to update the current information in the Articles concerning the location of the Company’s principal office and to state the current information concerning the Company’s current registered agent and the location of the current registered office in the State of Colorado.

Potential Effects of Proposed Change of the Current Information Provision

The Proposed Change of the Current Information Provision will affect all holders of our Common Stock uniformly. The change is not intended to, and will not, affect any Stockholder’s percentage ownership interest in our Company.

The Proposed Change of the Current Information will not change the terms of our Common Stock. After the change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable.

Vote Required

Pursuant to Colorado Revised Statutes Sections 7-110-103 and 7-107-206, the approval of the Proposed Change of the Current Information requires a majority of our outstanding voting capital stock to vote in favor of the change.

PROPOSAL VI

AMENDMENT AND RESTATEMENT OF OUR ARTICLES TO DELETE INFORMATION CONCERNING THE INITIAL DIRECTOR AND TO REVISE OTHER LANGUAGE

General

Our Board of Directors has unanimously approved Proposal VI, and recommends to our Stockholders that they approve Proposal VI. Our Board of Directors has discretion to abandon Proposal VI prior to its effectiveness.

Reasons for Proposed Change of the Initial Director Deletion

Article IX, Section 1 of our initial Articles reads as follows:

Section 1. The corporate powers shall be exercised by a majority of the Board of Directors.  The number of individuals to serve on the Board of Directors shall be set forth in the Bylaws of the Corporation; provided, however, that the initial Board of Directors shall consist of one person below-named to manage the affairs of the Corporation until such time as he resigns or his successor is elected by a majority vote of the Shareholders:

Name of Director

Address

Edward H. Hawkins

1291 South Lincoln St., Denver, CO 80210

The Board of Directors has proposed to amend Article VIII, Section 1 of our Amended and Restated Articles (Article IX Section 1 of the initial Articles) to read as follows:

Section 1. The corporate powers shall be exercised by a majority of the Board of Directors.  The number of individuals to serve on the Board of Directors shall be set forth in the Bylaws of the Corporation.

Potential Effects of Proposed Change of the Initial Director Deletion

The Proposed Change of the Initial Director Deletion will affect all holders of our Common Stock uniformly. The change is not intended to, and will not, affect any Stockholder’s percentage ownership interest in our Company.

The Proposed Change will not change the terms of our Common Stock. After the change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable.

Vote Required

Pursuant to Colorado Revised Statutes Sections 7-110-103 and 7-107-206, the approval of the Proposed Change of the Initial Director Deletion requires a majority of our outstanding voting capital stock to vote in favor of the change.

Procedure for Effecting the Amendment

The Amendments must be approved by Stockholders holding at least a majority of our issued and outstanding Common Shares (at least 10,094,822 shares of our Common Stock) as of the Record Date. As described above, Vincent C. Lombardi, our CEO and President, and Gregg W. Koechlein, our CFO, COO, Secretary and Treasurer, have tentatively agreed to vote in favor of these Amendments at the Meeting.  Mr. Lombardi owns 8,550,000 shares or approximately 42.3% of our outstanding voting securities.  Mr. Koechlein owns 3,250,000 shares or approximately 16.1% of our outstanding voting securities.  On a combined basis they collectively own 11,800,000 shares or approximately 58.4% of our outstanding voting securities   No other votes are required or necessary to adopt the Amendments and the proposed Amended and Restated Articles of Incorporation, if Mr. Lombardi and Mr. Koechlein both vote in favor thereof.  The Amendment will be filed with the Colorado Secretary of State. However, because the Common Stock is quoted on the OTC Bulletin Board, the Name Change requires processing by the Financial Industry Regulatory Authority (“FINRA”), as well, pursuant to Rule 10b-17 of the Exchange Act in order for the Name Change to be recognized in the market for trading purposes. We expect to receive FINRA’s clearance and that the Amendments will be effective on or about March 28, 2019.

Accounting Matters

The proposed Amendments will not affect the par value of our Common Stock. As a result, at the effective time of the Amendment, the stated capital on our balance sheet attributable to our Common Stock will not be affected.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

To effect the Amendments, we will amend and restate our Articles. The form of the proposed Amended and Restated Articles of Incorporation is attached hereto as Exhibit A, and once effective, will amend the Articles to change our corporate name to High Sierra Technologies, Inc., to change the Specific Business Purpose Provision, to add the Stockholder Consent Provision, to change the Current Information Provision, to delete the Initial Incorporator Provision and to revise the Initial Director Deletion information.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

●	Any director or officer of our Company,

●	Any proposed nominee for election as a director of our Company, and

●	Any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” No director has advised us that he intends to oppose the Amendments.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth certain information regarding the beneficial ownership of our Common Stock as of the Record Date, by the following persons:

●	Each person who is known to be the beneficial owner of more than 5% of our issued and outstanding shares of Common Stock,

●	Each of our named executive officers (as defined in Item 402 of Regulation S-K) and directors, and

●	All of our directors and executive officers as a group.

Unless otherwise indicated, the business address of each person listed is in care of Gulf & Orient Steamship Company, Ltd., 2560 Greensboro Drive, Reno, NV 89509. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our Common Stock outstanding on that date and all shares of our Common Stock issuable to that holder in the event of exercise of outstanding rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse.

As of the Record Date, there were approximately 20,189,642 shares of our Common Stock issued and outstanding, held by approximately 55 holders of record and 0 shares of our Preferred Stock issued and outstanding.

Ownership of Principal Stockholders

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class
Common	Vincent Lombardi 979 Westcliff Lane Reno, Nevada 89523	8,550,000	42.35%
Common	Gregg W. Koechlein 2560 Greensboro Drive Reno, Nevada 89509	3,250,000	16.10%
Common	Kenny L. De Meirleir Stuivenbergbaan 89 2800 Mechelen Belgium	1,800,000	8.92%
Common	Biored, N.V. De Tyraslaan 111 1120 Brussels Belgium	1,800,000	8.92%
Common	Michael Vardakis 601 South State Street Salt Lake City, Utah 84111	1,800,000	8.92%
Totals		17,200,000	85.19%

(1)

 Unless indicated otherwise, all share ownership is direct.

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days. Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person. Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person. At the present time there are no outstanding options or warrants.

Ownership of Officers and Directors

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common	Vincent C. Lombardi	8,550,000	44.35%
Common	Gregg W. Koechlein	3,250,000	16.10%
Common	Michael Vardakis	1,800,000	8.92%
Common	Glenn C. Miller	100,000	0.50%
Totals		13,700,000	67.86%

(1)

Unless indicated otherwise, all share ownership is direct.

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days. Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person. Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person. At the present time there are no outstanding options or warrants.

STOCKHOLDERS’ PROPOSALS

If you are a stockholder and you want to include a proposal in the proxy statement for the year 2020 annual meeting, you need to provide it to the Company in a reasonable time before we print and send our proxy materials for our 2020 annual meeting.  You should direct any proposals to the Company's secretary at the Company's principal office.  Shareholder proposals for the 2020 annual meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in the SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to the year 2020 annual meeting.

If we do not receive notice of a Stockholder proposal within the time frames set forth above, our management will use its discretionary authority to vote the shares they represent, as our Board of Directors may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

ADDITIONAL INFORMATION

We are subject to the informational requirements of Section 15(d) of the Exchange Act. Accordingly, we file annual, quarterly and other reports and information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. You may also read and copy, at SEC prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE, Washington D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. You may also request a copy of these filings, at no cost, by writing to us at 2560 Greensboro Drive, Reno, NV 89509 or by telephoning us at (775) 224-4700.

Our principal executive office is located at 2560 Greensboro Drive, Reno, NV 89509. Our phone number is (775) 224-4700.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting.  However, if other matters should come before the Meeting, it is intended that holders of the Proxies will vote thereon in their discretion.

If you desire to vote by Proxy at the Meeting, then please date, sign and return the Proxy at your earliest convenience in the enclosed return envelope.  A prompt return of your Proxy will be appreciated.

March 1, 2019	By: Order of the Board of Directors,

	By:	/s/ Vincent C. Lombardi
Vincent C. Lombardi
President and Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

1

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

GULF & ORIENT STEAMSHIP COMPANY, LTD.

(TO BE KNOWN HEREAFTER AS HIGH SIERRA TECHNOLOGIES, INC.)

KNOW ALL MEN BY THESE PRESENTS that the undersigned being a natural person of the age of eighteen years of age or older and desiring to amend the Articles of Incorporation of this Corporation that were filed on May 9, 1996, under the laws of the State of Colorado does hereby sign, verify and deliver in duplicate to the Secretary of State of the State of Colorado these Amended and Restated Articles of Incorporation.

ARTICLE I

Name

The name of the Corporation shall now be HIGH SIERRA TECHNOLOGIES, INC.

ARTICLE II

Period of Duration

This Corporation shall continue to exist in perpetuity, from and after the date of filing of these Amended and Restated Articles of Incorporation with the Secretary of State of Colorado unless and until dissolved according to the laws of the State of Colorado.

ARTICLE III

Purposes

Section 1. Specific Purposes

A.

To license any and all technologies and intellectual property, of any nature whatsoever, owned by this Corporation or that this Corporation has acquired rights thereto.

B.

To engage in the growing, harvesting and processing of any and all agricultural products, of any nature whatsoever.

C.

To engage in the design and manufacturing of any and all machinery and/or equipment to be used in the growing, harvesting and processing of any and all agricultural products, of any nature whatsoever.

Section 2. General Purposes

A.

To own, operate and maintain such real or personal property as may be necessary to conduct such business and to do all of the things in connection with the real or personal property which might be done by an individual.

B.

To hire and employ agents and employees, and to enter into agreements of

2

employment and collective bargaining agreements for the purpose of advancement and performance of the purposes of this Corporation.

C.

To carry on any other business, whether or not related to the foregoing, including the transaction of all lawful business for which corporations may be organized pursuant to the Colorado Corporation Act, to have and exercise all powers, privileges and immunities now or hereafter conferred upon or permitted to corporations by the laws of the State of Colorado, and to do any and all things herein set forth to the same extent as natural persons could do insofar as permitted by the laws of the State of Colorado.

D.

To do all things which are authorized and permitted by the Colorado Corporations Code.

E.

To do all things authorized or permitted by law or incidental thereto.

ARTICLE IV

Powers

The powers of the Corporation shall be those powers granted by Article Two of the Colorado Corporation Code under which this Corporation is formed. In addition, the Corporation shall have the following specific powers.

Section 1. Officers. The Corporation shall have the power to elect or appoint Officers and agents of the Corporation and to fix their compensation.

Section 2. Capacity. The Corporation shall have the power to act as an agent for any individual, association, partnership, corporation or other legal entity, and to act as general partner for any limited partnership.

Section 3. Acquisitions. The Corporation shall have the power to receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations or governments.

Section 4. Earned Surplus. The Corporation shall have the power to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus.

Section 5. Gifts. The Corporation shall have the power to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

ARTICLE V

Capital Structure

Section 1. Authorized Capital. The aggregate number of shares and the amount of the

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total authorized capital of said Corporation shall consist of 50,000,000 shares of common stock, no par value per share, and 5,000,000 shares of non-voting preferred stock, no par value per share.

Section 2. Share Status. All common shares will be equal to each other, and when issued, shall be fully paid and non-assessable, and the private property of Shareholders shall not be liable for corporate debts. Preferred shares shall have such preferences as the Directors may assign to them prior to issuance. Each holder of a common share of record shall have one vote for each share of stock outstanding in his name on the books of the Corporation and shall be entitled to vote said stock.

Section 3. Consideration for Shares. The common stock of the Corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable.

Section 4. Pre-Emptive Rights. Except as may otherwise be provided by the Board of Directors, holders of shares of stock of the Corporation shall have no preemptive right to purchase, subscribe for or otherwise acquire shares of stock of the Corporation, rights, warrants or options to purchase stocks or securities of any kind convertible into stock of the Corporation.

Section 5. Dividends. Dividends in cash, property or shares of the Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

Section 6. Distribution in Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of the common stock, subject to preferences, if any, granted to holders of the preferred shares. The Board of Directors may, from time to time, distribute to the Shareholders in partial liquidation from stated capital of the Corporation, in cash or property, without the vote of the Shareholders, in the manner permitted and upon compliance with limitations imposed by law.

ARTICLE VI

Voting by Shareholders

Section 1. Voting Rights: Cumulative Voting. Each outstanding share of common stock is entitled to one vote and each fractional share of common stock is entitled to a

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corresponding fractional vote on each matter submitted to a vote of Shareholders. Cumulative voting shall not be allowed in the election of Directors of the Corporation and every Shareholder entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are Directors to be elected, and for whose election he has a right to vote. Preferred shares have no voting rights unless granted by an amendment to these Amended and Restated Articles of Incorporation.

Section 2. Majority Vote. When, with respect to any action to be taken by the Shareholders of the Corporation, the Colorado Corporation Code requires the vote or concurrence of the holders of two-thirds of the outstanding shares entitled to vote thereon, or of any class or series, any and every such action shall be taken, notwithstanding such requirements of the Colorado Corporation Code, by the vote or concurrence of the holders of a majority of the outstanding shares entitled to vote thereon, or of any class or series.

Section 3. Stockholder Action Without a Meeting.  Any action which may be taken at any annual or special meeting of Stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted.

ARTICLE VII

Principal Office and Registered Agent

As of the date of these Amended and Restated Articles of Incorporation, the principal office of the Corporation is located at 2560 Greensboro Drive, Reno, NV 89509, and the name of the registered agent of the Corporation is Corporation Service Company having a registered office address of 1900 W. Littleton Boulevard, Littleton, CO 80120.

ARTICLE VIII

Board of Directors

Section 1. The corporate powers shall be exercised by a majority of the Board of Directors.  The number of individuals to serve on the Board of Directors shall be set forth in the Bylaws of the Corporation.

Section 2. If in the interval between the annual meetings of Shareholders of the Corporation, the Board of Directors of the Corporation deems it desirable that the number of Directors be increased, additional Directors may be elected by a unanimous vote of the Board of Directors of the Corporation then in office, or as otherwise set forth in the Bylaws of the

5

Corporation.

Section 3. The number of Directors comprising the whole Board of Directors may be increased or decreased from time to time as is set forth in the Bylaws of the Corporation.

ARTICLE IX

Powers of the Board of Directors

In furtherance and not in limitation of the powers conferred by the State of Colorado, the Board of Directors is expressly authorized and empowered:

Section 1. Bylaws. To make, alter, amend and repeal the Bylaws, subject to the power of the Shareholders to alter or repeal the Bylaws made by the Board of Directors.

Section 2. Books and Records. Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation or any of them, shall be open to Shareholder inspection. No Shareholder shall have any right to inspect any of the accounts, books, or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the Shareholders of the Corporation.

Section 3. Power to Borrow. To authorize and issue, without Shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge, or mortgage, as security therefor, any real or personal property of the Corporation, including after-acquired property.

Section 4.  Dividends. To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the Shareholders, and to direct and determine other use and disposition of any such earned surplus.

Section 5. Profits. To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purposes.

Section 6. Employees' Plans. From time to time to provide and carry out and to recall, abolish, revise, amend, alter, or change a plan or plans for the participation by all or any of the employees, including Directors and Officers of this Corporation or of any corporation in which or in the welfare of which the Corporation has any interest, and those actively engaged in the conduct of this Corporation's business, in the profits of this Corporation or of any branch or division thereof, as a part of this Corporation's legitimate expenses, and for the furnishing lo such employees and persons, or any of them, at this Corporation's expense, of medical services, insurance against accident, sickness, or death, pensions during old age, disability, or

6

unemployment, education, housing, social services, recreation, or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as may be determined by the Board of Directors.

Section 7. Warrants and Options. The Corporation, by resolution or resolutions of its Board of Directors, shall have power to create and issue, whether or not in connection with the issue and sale of any shares of any other securities of the Corporation, warrants, rights, or options entitling the holders thereof to purchase from the Corporation any shares of any class or classes of any other securities of the Corporation, such warrants, rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times (which may be limited or unlimited in duration), and the price or prices (not less than the minimum amount prescribed by law, if any) at which any such warrants, rights, or options may be issued and any such shares or other securities may be purchased from the Corporation upon the exercise of such warrant, right, or option shall be such as shall be fixed and stated in the resolution or resolutions of the Board of Directors providing for the creation and issue of such warrants, rights or options. The Board of Directors is hereby authorized to create and issue any such warrants, rights or options from time to time for such consideration, and to such persons, firms, or corporations, as the Board of Directors may determine.

Section 8. Compensation. To provide for the reasonable compensation of its own members, and to fix the terms and conditions upon which such compensation will be paid.

Section 9. Not in Limitation. In addition to the powers and authority hereinabove, or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Colorado, of these Amended and Restated Articles of Incorporation and of the Bylaws of the Corporation.

ARTICLE X

Right of Directors to Contract with Corporation

No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association, or entity in which one or more of its Directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such Directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

7

A.

The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes of consents of such interested Directors; or

B.

The fact of such relationship or interest is disclosed or known to the Shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

C.

The contract or transaction is fair and reasonable to the Corporation.

ARTICLE XI

Corporate Opportunity

The Officers, Directors and other members of management of this Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by this Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the Officers, Directors, and other members of management of this Corporation shall be disclosed promptly to this Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any Officer, Director or other member of management may avail himself of such opportunity. Until such time as this Corporation, through its Board of Directors, has designated an area of interest, the Officers, Directors and other members of management of this Corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the right of any Officer, Director or other member of management of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of this Corporation (other than an Officer, Director or member of management) from any duties which he may have to this Corporation.

ARTICLE XII

Indemnification of Officers, Directors and Others

The Board of Directors of the Corporation shall have the power to:

A.

Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a Director, Officer, employee or agent of the Corporation or

8

is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

B.

Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, Officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of the Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; but no Indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

C.

Indemnify a Director, Officer, employee or agent of the Corporation to the extent that such person has been successful on the merits in defense of any action, suit or proceeding referred to in Subparagraph A or B of this Article or in defense of any claim, issue, or matter therein, against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

D.

Authorize indemnification under Subparagraph A or B of this Article (unless ordered by a court) in the specific case upon a determination that indemnification of the Director, Officer, employee or agent is proper in the circumstances because he has met the applicable

9

standard of conduct set forth in said Subparagraph A or B. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Shareholders.

E.

Authorize payment of expenses (including attorney's fees) incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding as authorized in Subparagraph D of this Article upon receipt of an undertaking by or on behalf of the Director, Officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

F.

Purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provision of this Article.

The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Amended and Restated Articles of Incorporation, and the Bylaws, agreement, vote of Shareholders or disinterested Directors or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE XIII

Right to Amend

The right is expressly reserved to amend, alter, change, or repeal any provision or provisions contained in these Amended and Restated Articles of Incorporation or any Article herein by a majority vote of the members of the Board of Directors and a majority vote of the Shareholders of the Corporation.

IN WITNESS WHEREOF, the undersigned has set his hand and seal this _________day of _________________, 2019.

By: _________________________________________

Gregg W. Koechlein, Secretary

10

I, Gregg W. Koechlein, Secretary of Gulf & Orient Steamship Company, LTD., a Colorado Corporation, to be known hereafter as High Sierra Technologies, Inc., a Colorado Corporation, hereby certify that the foregoing is a true and correct copy of the Amended and Restated Articles of Incorporation of Gulf & Orient Steamship Company, LTD., a Colorado Corporation, to be known hereafter as High Sierra Technologies, Inc., a Colorado Corporation, duly adopted by the Shareholders of Gulf & Orient Steamship Company, LTD., a Colorado Corporation, to be known hereafter as High Sierra Technologies, Inc., a Colorado Corporation, at a Special Meeting of Shareholders held on March 25, 2019 at Reno, Nevada, and the Board of Directors without a meeting by their written consent dated March 1, 2019 and that the foregoing have not changed and remain in full force and effect.

Gregg W. Koechlein, Secretary

11

EXHIBIT B

FORM OF PROXY

PROXY

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

GULF & ORIENT STEAMSHIP COMPANY, LTD.

TO BE HELD MARCH 25, 2019

 The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4, 5 and 6                        FOR     AGAINST     ABSTAIN

1.

To approve an Amendment and Restatement to our Articles to change our name to

  ☐          ☐         ☐

 High Sierra Technologies, Inc. (“Name Change”).

2.

To approve an Amendment and Restatement to our Articles to change the Specific

  ☐          ☐         ☐

Purpose of the Company as described in the Proxy Statement (“Specific Purpose Change”).

3.

To approve an Amendment and Restatement to our Articles to add the Stockholder

  ☐          ☐         ☐

Consent Provision as described in the Proxy Statement (Stockholder Consent Provision).

4.

To approve an Amendment and Restatement to our Articles to change the Current

  ☐          ☐         ☐ Information Provision in the Proxy Statement (Current Information Provision).

5.

To approve an Amendment and Restatement to our Articles to delete old Article VII

  ☐          ☐         ☐

which described the name and address of the original incorporator (Initial

Incorporator Deletion).

6.

To approve an Amendment and Restatement to our Articles to delete information

  ☐          ☐         ☐

concerning the initial director of the Company and certain other information described in the Proxy Statement (Initial Director Deletion).

7.

To transact any other business that may properly come before the meeting

                 ☐          ☐         ☐

Each Proposal is a separate and independent Proposal and no Proposal is conditioned upon adoption or approval of any other Proposal.

Our Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting.

Please sign exactly as your name(s) appear(s) on the envelope of the Proxy materials.  When signing as Attorney, executor, administrator, guardian, trustee or other fiduciary, Please give full title as such.  Joint owners each should sign personally. All holders must sign.  If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, stating his or her title or authority.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SEC/1254.4

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